                                  EXHIBIT 3.55

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        MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
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Date Received                                       (FOR BUREAU USE ONLY)
MAY 11 1994
                                                            FILED
-------------
                                                         MAY 13 1994

                                                        Administrator
                                                 MICHIGAN DEPARTMENT OF COMMERCE
                                                 Corporation & Securities Bureau
----------------------------------------------
Name
   David L. Tennent
----------------------------------------------
Address
   801 W. Big Beaver Rd, Ste. 500
----------------------------------------------
City              State              ZIP Code
   Troy             MI                 48084       EFFECTIVE DATE:
----------------------------------------------
DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE

                                               CORPORATION IDENTIFICATION NUMBER
                                               ---------------------------------
                                                            117-949

                           ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read information and instructions on the last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is:
                        PROCESS CONTROL AUTOMATION, INC. [X]

ARTICLE II

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1.   Common Shares 60,000
     Preferred Shares___________________________________________________________

2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE IV

1.   The address of the registered office is:

     30333 Southfield Road       Southfield, Michigan   48076
     ---------------------------------------          ----------
       (Street Address)             City              (ZIP Code)

2. The mailing address of the registered office if different from the registered office address:

     _________________________________________, MIchigan_______________________
     (P.O.Box)                          (City)           (ZIP Code)

3.   The name of the resident agent at the registered office is:
     Larry D. Schwentor

ARTICLE V

The name(s) and address(es) of the incorporator(s) is (are) as follows:

--------------------------------------------------------------------------------
Name                 Residence or Business Address
David L. Tennent     801 W. Big Beaver, Ste. 500, Troy, MI 48084
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

ARTICLE VI(OPTIONAL. DELETE IF NOT APPLICABLE)

When a compromise of arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII (OPTIONAL. DELETE IF NOT APPLICABLE)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

GOLD SEAL APPEARS ONLY ON ORIGINAL

Use space below for additional Articles or for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

Article VIII attached hereto and made a part hereof.

I (We), the incorporator(s) sign my (our) name(s) this 5th day of May 1994.

                                                /s/ David L. Tennent
_________________________________               --------------------------------
                                                    David L. Tennent
_________________________________               ________________________________

_________________________________               ________________________________

_________________________________               ________________________________

_________________________________               ________________________________

GOLD SEAL APPEARS ONLY ON ORIGINAL

ATTACHMENT TO ARTICLES OF INCORPORATION OF: PROCESS CONTROL AUTOMATION, INC.

ARTICLE VIII.

(1) ELIMINATION OF CERTAIN LIABILITY OF DIRECTORS. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability:

         (a) For any breach of the director's duty of loyalty to the Corporation or its shareholders;

         (b) For acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

         (c) For a violation of Section 551(1) of the Michigan Business Corporation Act;

         (d) For any transaction from which the director derived an improper personal benefit; or

         (e) For any acts or omissions occurring before the date this Article is filed by the Michigan Department of Commerce.

In the event the Michigan Business Corporation Act is amended after the approval of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act, as so amended. Any repeal, modification or adoption of any provision in these Articles of Incorporation inconsistent with this Article shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal, modification or adoption.

(2)      INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         2.1 Third Party Proceedings. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to a threatened, pending nor completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, other than an action by or in the right of the Corporation, by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, or trustee of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not, against expenses, including attorneys' fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and the person submits a written claim for indemnification as hereinafter provided, and with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful, and the person submits a written claim for indemnification as hereinafter provided. The termination of an action, suit, or proceedings by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and, with respect to a criminal action or proceeding,

GOLD SEAL APPEARS ONLY ON ORIGINAL
had reasonable cause to believe that his or here conduct was unlawful. The right to indemnification conferred in this Section shall be a contract right. The Corporation may, by action of its Board of Directors, or by action of any person to whom the Board of Director has delegated such authority, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         2.2 Derivative Shareholder Liability. The Corporation shall indemnify any person who was or is a party to or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, or trustee of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not, against expenses, including attorneys' fees, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and the person submits a written claim of indemnification as hereinafter provided. However, indemnification shall not be made for a particular claim, issue, or matter in which the person has been found liable to the Corporation unless and only to the extent that the court in which the action or suit was brought (or another court of competent jurisdiction) has determined upon application that, despite the adjudication of liability but in view of all the relevant circumstances, the person is fairly and reasonably entitled to indemnification for the reasonable expenses he or she incurred. The right to indemnification conferred in this Section shall be a contract right. The Corporation may, by action of its Board of Directors, or by action of any person to whom the Board of Directors has delegated such authority, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         2.3 Determination of Indemnification. An indemnification under paragraph 1 or 2 or this Section, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in paragraph 1 or 2 of this Section and upon an evaluation of the reasonableness of expenses and amounts paid in settlement. This determination and evaluation shall occur within 30 days after a written claim for indemnification has been received by the Corporation, and shall be made in any of the following ways:

         (a) By a majority vote of a quorum of the Board consisting of directors who are not parties or threatened to be made parties to the action, suit, or proceeding or if a quorum is not obtainable, then by a majority vote of a committee duly designated by the Board and consisting solely of two or more directors not at the time parties or threatened to be made parties to the action, suit or proceeding (in designation of a committee, all directors may participate);

         (b) By independent legal counsel in a written opinion, which counsel shall be selected by the Board or its committee in the manner prescribed in subparagraph (a).

         (c) By all independent directors who are not parties or threatened to be made parties to the action, suit, or proceeding; or

         (d) By the shareholders, but shares held by directors, officers, employees, or agents who are parties or threatened to be made parties to the action, suit, or proceeding may not be voted.

If a person is entitled to indemnification under paragraph 1 or 2 of this Article for a portion of expenses, including reasonable attorneys' fees, judgments, penalties, fines and amounts paid in settlement, but not

GOLD SEAL APPEARS ONLY ON ORIGINAL
for the total amount thereof, the Corporation shall indemnify the person for the portion of the expenses, judgments, penalties, fines or amounts paid in settlement for which the person is entitled to be indemnified.

         2.4 Payment of Defense Expenses in Advance. The Corporation shall pay or reimburse the reasonable expenses incurred by a director or officer who is a party or threatened to be made a party to an action, suit, proceeding in advance of final disposition of the proceeding if all of the following apply:

         (a) The person furnishes the Corporation a written affirmation of his or her good faith belief that he or she has met the applicable standard of conduct set forth in paragraph 1 and 2 of this Article.

         (b) The person furnishes the Corporation a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct.

         (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this Section or the Michigan Business Corporation Act.

The undertaking shall be by unlimited general obligation of the person on whose behalf advances are made but need not be secured. Determination of payments under this paragraph 4 shall be made in the manner described in paragraph 3(a)-(d).

         2.5 Right of Officer or Director to Bring Suit. If a claim for indemnification under this Section is not paid in full by the Corporation within 45 days after a written claim has been received by the Corporation, the officer or director who submitted the claim (hereinafter the "indemnitee") may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover advances, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such claim. In any action brought by the indemnitee to enforce a right under this Section (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) It shall be a defense that, and in any action brought by the Corporation to recover advances the Corporation shall be entitled to recover such advances if, the indemnitee has not met the applicable standard of conduct set forth in paragraph 1 or 2 of this Article. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in paragraph 1 or 2 of this Article, nor an actual determination by the Board of Directors, independent legal counsel, or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall be a defense to an action brought by the indemnitee or create a presumption that the indemnitee has not met the applicable standard of conduct. In any action brought by the indemnitee to enforce a right hereunder or by the Corporation to recover payments by the Corporation of advances, the burden of proof shall be on the Corporation.

GOLD SEAL APPEARS ONLY ON ORIGINAL

         2.6 Other Indemnification. The indemnification or advancement of expenses provided under paragraphs 1 through 5 of this Article is not exclusive of other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Corporation's Articles of Incorporation, Bylaws, or a contractual agreement. However, the total amount of expenses advanced or indemnified from all sources combined shall not exceed the amount of actual expenses incurred by the person seeking indemnification or advancement of expenses. The indemnification provided for in paragraphs 1 through 5 of this Article continues as to a person who ceases to be a director, officer, partner, or trustee and shall inure to the benefit of the heirs, executors, and administrators of the person.

         2.7 Liability Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have power to indemnify him for her against liability under the Michigan Business Corporation Act or this Article.

         2.8 Definitions. For purposes of this Article, "Corporation" includes all constituent corporations absorbed in a merger and the resulting or surviving corporation, so that a person who is or was a director, officer, employee, or agent of the constituent corporation or is or was serving at the request of the constituent corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise whether for profit or not shall stand in the same position under the provisions of this paragraph with respect to the resulting or surviving corporation as the person would if he or she had served the resulting or surviving corporation in the same capacity.

         For purposes of this Article, "other enterprises" shall include employee benefit plans; "fines" shall include any excise taxes assessed on person with respect to an employee benefit plan; and "serving at the request of the Corporation" shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, the director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be considered to have acted in a manner "not opposed to the best interests of the Corporation or its shareholders" as referred to in paragraphs 1 and 2 of this Article.

GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S 515 (Rev. 8/96)
--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION,
                     SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                                         (FOR BUREAU USE ONLY)
JUN 21 1999
---------------------
                                                             FILED

                                                         JUN 21 1999

                                                         Administrator
                                             CORP, SECURITIES & LAND DEV. BUREAU

Name
   517-663-2525 Ref # 94118
------------------------------------------------
Address
   Attn: Cheryl J. Bixby
   MICHIGAN RUNNER SERVICE
------------------------------------------------
City
   P.O. Box 266
   Eaton Rapids, MI 48827                           EFFECTIVE DATE:
------------------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                     FOR USE BY DOMESTIC PROFIT CORPORATIONS
           (Please read information and instructions on the last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.   The present name of the corporations is: PROCESS CONTROL AUTOMATION, INC.

2.   The identification number assigned by the Bureau is: 117-949

3.   The location of its registered office is:

30333 Southfield Road       Southfield   Michigan   48076
---------------------------------------,          ----------
  (Street Address)            (City)              (ZIP Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

The name of the Company is Hayes Lemmerz International - PCA. Inc.

Article IV of the Articles of Incorporation is hereby amended to read as follows:

1. The address of the registered office is 15300 Centennial Drive, Northville, Michigan 48167.

3.   The name of the resident agent at the registered office is Patrick B.
     Carey.

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the ___________ day of _________, 19____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

        Signed this____________day of______________________19_________.

________________________________________   _____________________________________
            (Signature)                                  (Signature)

________________________________________   _____________________________________
        (Type or Print Name)                         (Type or Print Name)

________________________________________   _____________________________________
            (Signature)                                  (Signature)

________________________________________   _____________________________________
        (Type or Print Name)                         (Type or Print Name)

6. (FOR PROFIT CORPORATIONS, AND FOR NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the 30th day of April, 1999 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

[ ]  at a meeting. The necessary votes were cast in favor of the amendment.

[ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

[X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or
     Section 407(2) of the Act if a profit corporation.

    Signed this 17th day of June, 1999

       By /s/ William D. Shovers
         ---------------------------------------------------------------------
      (Signature of President, Vice-President, Chairperson, Vice-Chairperson)

         William D. Shovers                            Vice-President
      -----------------------------------------------------------------------
        (Type or Print Name)                        (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S 541 (Rev. 8/96)
--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION,
                     SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                                         (FOR BUREAU USE ONLY)
JUN 28 1999
                                                            FILED

                                                         JUN 28 1999

                                                        Administrator
                                            CORP., SECURITIES & LAND DEV. BUREAU

   517-663-2525 Ref # 94366
-------------------------------------------
   Attn: Cheryl J. Bixby
   MICHIGAN RUNNER SERVICE
-------------------------------------------
   P. O. Box 266
   Eaton Rapids, MI 48827                    EXPIRATION DATE: DECEMBER 31, 2004
-------------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

                           CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 152, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is:

     HAYES LEMMERZ INTERNATIONAL - PCA, INC.

2.   The identification number assigned by the Bureau is: 117-949

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

      15300 Centennial Drive      Northville       Michigan         48167
     --------------------------------------------------------------------------
       (Street Address)             (City)         (State)        (ZIP Code)

4.   The assumed name under which business is to be transacted is:

     PROCESS CONTROL AUTOMATION, INC.

 COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

    Signed this 17th day of June, 1999

    By /s/ William D. Shovers
       --------------------------------------------------------------------
                                 (Signature)

    William D. Shovers                             Vice President
    -----------------------------------------------------------------------
      (Type or Print Name)                        (Type or Print Title)

    _______________________________________________________________________
                  (Limited Partnerships Only-Indicate Name of
               General Partner if a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

`
--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                         BUREAU OF COMMERCIAL SERVICES
--------------------------------------------------------------------------------
    Date Received          (FOR BUREAU USE ONLY)              FILED

-------------------                                         APR 22 2002
                   This document is effective
                   on the date filed, unless             CIS Administrator
                   a subsequent effective date      BUREAU OF COMMERCIAL SERVICE
                   within 90 days after received
                   date is stated in the document.
--------------------------------------------------
Name
  Kelly Brushaber
--------------------------------------------------
Address
  15300 Centennial Drive
--------------------------------------------------
City                 State            Zip Code
  Northville          MI                48167       EFFECTIVE DATE:
--------------------------------------------------

- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE. - IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1.   The name of the corporation or limited liability company is:

       Hayes Lemmerz International - PCA, Inc.

2.   The identification number assigned by the Bureau is:  117-949

3.   a. The name of the resident agent on file with the Bureau is:
        Patrick B. Carey

     b. The location of the registered office on file with the Bureau is:

          15300 Centennial Drive, Northville , Michigan       48167
        -------------------------------------           -----------------
            (Street Address)         (City)                 (ZIP Code)

     c. The mailing address of the above registered office on file with the Bureau is:

                 Same as above                , Michigan
        --------------------------------------           ------------------
       (Street Address or P.O. Box)    (City)                (ZIP Code)

  ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4.   a. The name of the resident agent is: Patrick C. Cauley

     b. The address of the registered office is:

          15300 Centennial Drive, Northville, Michigan       48167
        ------------------------------------           -----------------
            (Street Address)          (City)               (ZIP Code)

     c. The mailing address of the registered office IF DIFFERENT THAN 4B is:

                                              , Michigan
     -----------------------------------------           ------------------
       (Street Address or P.O. Box)     (City)               (ZIP Code)

5.   The above changes were authorized by resolution duly adopted by: 1. ALL
     CORPORATIONS: its Board of Directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed.

6. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Signature                  Type or Print Name and Title        Date signed

/s/ Larry Karenko          Larry Karenko, Vice President       April 9, 2002

GOLD SEAL APPEARS ONLY ON ORIGINAL